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                                                                      Exhibit 24

                                POWER OF ATTORNEY

            Each of the undersigned officers and directors of Rocky Shoes & Boots, Inc., an Ohio corporation (the "Company"), hereby appoints James E. McDonald and Curtis A. Loveland as his attorneys, or either of them, with power to act without the other, as his true and lawful attorney, to sign, in his name and on his behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, the Company's Registration Statement on Form S-8 (the "Registration Statement") for the purpose of registering under the Securities Act of 1933, as amended, a maximum of 750,000 shares of common stock, no par value, to be sold and distributed by the Company pursuant to the Company's 2004 Stock Incentive Plan (the "Plan"), and such other number of shares as may be issued under the anti-dilution provisions of the Plan, and any and all amendments, including post-effective amendments, to the Registration Statement hereby granting unto said attorneys and each of them full power and authority to do and perform in the name and on behalf of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each said attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any said attorney-in-fact or his substitute may do by virtue hereof.

      IN WITNESS WHEREOF, the undersigned have signed these presents effective as of November 30, 2004.

/s/ Mike Brooks                       Chairman, Chief Executive Officer,
--------------------------------      President and Director
Mike Brooks                           (Principal Executive Officer)

/s/ James E. McDonald                 Vice President, Chief Financial
--------------------------------      Officer and Treasurer (Principal Financial
James E. McDonald                     and Accounting Officer)

/s/ Curtis A. Loveland                Secretary and Director
--------------------------------
Curtis A. Loveland

/s/ J. Patrick Campbell               Director
--------------------------------
J. Patrick Campbell

/s/ Glenn E. Corlett                  Director
--------------------------------
Glenn E. Corlett

/s/ Michael L. Finn                   Director
--------------------------------
Michael L. Finn

/s/ G. Courtney Haning                Director
--------------------------------
G. Courtney Haning

/s/ Harley E. Rouda, Jr.              Director
--------------------------------
Harley E. Rouda, Jr.

/s/ James L. Stewart                  Director
--------------------------------
James L. Stewart